UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 21, 2005

PAIN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 Browning Way
South San Francisco, California 94080
(Address of principal executive offices, including zip code)

(650) 624-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On April 21, 2005, Pain Therapeutics, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three months ended March 31, 2005.  A copy of the press release has been furnished as an exhibit to this report and is incorporated by reference herein.

The information in this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

Item 9.01.  Financial Statements and Exhibits.

(c)          Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release of Pain Therapeutics, Inc. dated April 21, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAIN THERAPEUTICS, INC.

/s/ PETER S. RODDY

Peter S. Roddy
Chief Financial Officer

Dated:  April 21, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Pain Therapeutics, Inc. dated April 21, 2005.